SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS

23 — SUBSEQUENT EVENTS

As explained under Note 21 commitments and contingencies, the Group management has amended its import tax filing for the years 2021 and 2022. The Customs Authority issued a decision as of January 5, 2023 charging a penalty of US$ 3,342,549 upon voluntary disclosure, however the Tax amnesty law no 7440 has been published on March 12, 2023 in Turkey which gives taxpayers the opportunity to settle their tax disputes pending before the courts at any stage of proceedings. The Group applied to the customs office for the tax amnesty for the aforementioned penalty decisions on March 28, 2023. Pursuant to the Law numbered 7440 and Group’s application dated March 28, 2023, the additional fine of US$ 3,342,549 was included in the scope of amnesty by the customs authority therefore it will not be subject to any payment.

Galata Acquisition Corp.
SUBSEQUENT EVENTS

NOTE 9.    SUBSEQUENT EVENTS

Management has evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events, except as noted below, that would have required adjustment or disclosure in the financial statements.

On January 26, 2023, the Company received a demand letter by a purported stockholder of the Company. The demand letter alleges, among other things, that the Company failed to disclose material information regarding the Business Combination Agreement and the Transactions. The demand letter provides that the stockholder reserves all rights, including the right to file a complaint for breach of fiduciary duties and/or violations of federal securities laws. On January 26, 2023, the Company received a second demand letter by a different purported stockholder of the Company. The demand letter alleges, among other things, that the Company failed to disclose material information regarding the Business Combination Agreement and the Transactions. The demand letter provides that the stockholder reserves all rights, including the right to file a complaint in connection with the Business Combination Agreement and the Transactions.

Additional potential plaintiffs may file lawsuits challenging the Business Combination Agreement. The outcome of any future litigation is uncertain. Such litigation, if not resolved, could prevent or delay consummation of the Transactions contemplated by Business Combination Agreement and result in substantial costs to the Company, including any costs associated with the indemnification of directors and officers.

On February 1, 2023, the Company received a written notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (“NYSE”) indicating that the Company is not currently in compliance with Section 1003(b)(i)(B) of the NYSE American LLC (“NYSE American”) Company Guide (the “Company Guide”), which requires the Company to maintain a minimum of 300 public shareholders on a continuous basis. On March 2, 2023, the Company delivered a business plan to the NYSE American outlining how the Company intends to cure the deficiency and comply with the NYSE American continued listing requirement. The Company can avoid delisting if, by August 1, 2024, our securities are owned by at least 300 public stockholders. The Company expects that upon completion of an initial business combination we will have at least 300 public stockholders.

The Company’s ordinary shares, warrants and units, which trade under the symbols “GLTA.U,” “GLTA” and “GLTA WS,” respectively, will continue to be listed and traded on the NYSE American during the cure period, subject to the Company’s compliance with the NYSE American’s other applicable continued listing standards, and will bear the indicator “.BC” on the consolidated tape to indicate noncompliance with the NYSE American’s continued listing standards.